UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2014

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower
671 N. Glebe Rd, Suite 800
Arlington, Virginia 22203
(Address of principal executive offices)(Zip code)

(703) 329-6300
(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K (the "Form 8-K/A") is being furnished solely to make a technical filing correction to the Registrant's Current Report on Form 8-K that was furnished with the Securities and Exchange Commission on July 23, 2014 (the "Original Report"). The submission header of the Original Report was tagged as an Item 9.01 report. The submission header of the Original Report should have been tagged as an Item 2.02 and Item 9.01 report. This Form 8-K/A makes no changes to the Original Report other than to correct the tagged Item Numbers in the submission header of the Original Report.

Item 2.02.  Results of Operations and Financial Condition.

On July 23, 2014, AvalonBay Communities, Inc. issued a press release announcing its financial results for the second quarter 2014.  That release referred to certain attachments with supplemental information that were available on the Company's website.  The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated July 23, 2014, including Attachments.

99.2	Supplemental discussion of second quarter 2014 operating results (the “Full Release”) dated July 23, 2014, including Attachments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: July 30, 2014	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated July 23, 2014, including Attachments.

99.2	Supplemental discussion of second quarter 2014 operating results (the “Full Release”) dated July 23, 2014, including Attachments.